EXHIBIT 99.1

                  Computational Materials and/or ABS Term Sheet

CWALT05_57CB_FIN_3Grps - Price/Yield - 1A1

Countrywide Securities

Balance      $199,860,000.00    Delay            24              WAC(1)            6.0332              WAM(1)          360
Coupon       5.5                Dated            10/1/2005       NET(1)            5.7671              WALA(1)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0343

Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
99.750000                    5.55             5.54             5.53             5.52
99.781250                    5.55             5.53             5.52             5.51
99.812500                    5.55             5.53             5.52             5.50
99.843750                    5.54             5.52             5.51             5.49
99.875000                    5.54             5.52             5.50             5.48
99.906250                    5.54             5.51             5.49             5.47
99.937500                    5.54             5.50             5.48             5.46
99.968750                    5.53             5.50             5.47             5.45
100.000000                   5.53             5.49             5.47             5.44
100.031250                   5.53             5.48             5.46             5.43
100.062500                   5.53             5.48             5.45             5.42
100.093750                   5.52             5.47             5.44             5.41
100.125000                   5.52             5.47             5.43             5.40
100.156250                   5.52             5.46             5.43             5.39
100.187500                   5.51             5.45             5.42             5.38
100.218750                   5.51             5.45             5.41             5.37
100.250000                   5.51             5.44             5.40             5.36

WAL                         20.29             6.91             4.80             3.58
Mod Durn                    11.41             5.04             3.78             2.98
Principal Window    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                     125 PPC        150 PPC          175 PPC          200 PPC
                            Yield          Yield            Yield            Yield
99.750000                    5.52           5.51             5.50             5.49
99.781250                    5.50           5.49             5.48             5.47
99.812500                    5.49           5.47             5.46             5.44
99.843750                    5.48           5.46             5.44             5.42
99.875000                    5.46           5.44             5.42             5.40
99.906250                    5.45           5.43             5.41             5.38
99.937500                    5.44           5.41             5.39             5.36
99.968750                    5.43           5.40             5.37             5.34
100.000000                   5.41           5.38             5.35             5.32
100.031250                   5.40           5.37             5.33             5.30
100.062500                   5.39           5.35             5.32             5.28
100.093750                   5.37           5.34             5.30             5.26
100.125000                   5.36           5.32             5.28             5.24
100.156250                   5.35           5.31             5.26             5.22
100.187500                   5.34           5.29             5.24             5.20
100.218750                   5.32           5.28             5.23             5.18
100.250000                   5.31           5.26             5.21             5.16

WAL                          2.81           2.29             1.92             1.65
Mod Durn                     2.43           2.03             1.73             1.51
Principal Window    Nov05 - Oct35  Nov05 - Oct35    Nov05 - Oct12    Nov05 - Apr11

LIBOR_1MO                  4.0375         4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 1A2

Countrywide Securities

Balance      $2,222,900.00      Delay            24              WAC(1)            6.0332              WAM(1)          360
Coupon       5.5                Dated            10/1/2005       NET(1)            5.7671              WALA(1)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0343


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
97.250000                    5.78             6.05             6.21             6.39
97.281250                    5.77             6.04             6.20             6.37
97.312500                    5.77             6.04             6.19             6.36
97.343750                    5.77             6.03             6.18             6.35
97.375000                    5.77             6.02             6.18             6.34
97.406250                    5.76             6.02             6.17             6.33
97.437500                    5.76             6.01             6.16             6.32
97.468750                    5.76             6.00             6.15             6.31
97.500000                    5.75             6.00             6.14             6.30
97.531250                    5.75             5.99             6.13             6.29
97.562500                    5.75             5.98             6.12             6.28
97.593750                    5.75             5.98             6.12             6.26
97.625000                    5.74             5.97             6.11             6.25
97.656250                    5.74             5.96             6.10             6.24
97.687500                    5.74             5.96             6.09             6.23
97.718750                    5.73             5.95             6.08             6.22
97.750000                    5.73             5.94             6.07             6.21

WAL                         20.29             6.91             4.80             3.58
Mod Durn                    11.26             4.93             3.69             2.90
Principal Window    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                    125 PPC         150 PPC           175 PPC          200 PPC
                           Yield           Yield             Yield            Yield
97.250000                   6.57             6.77             6.97             7.18
97.281250                   6.56             6.75             6.96             7.16
97.312500                   6.55             6.74             6.94             7.13
97.343750                   6.53             6.72             6.92             7.11
97.375000                   6.52             6.71             6.90             7.09
97.406250                   6.50             6.69             6.88             7.07
97.437500                   6.49             6.67             6.86             7.05
97.468750                   6.48             6.66             6.84             7.03
97.500000                   6.46             6.64             6.82             7.01
97.531250                   6.45             6.62             6.80             6.98
97.562500                   6.44             6.61             6.79             6.96
97.593750                   6.42             6.59             6.77             6.94
97.625000                   6.41             6.58             6.75             6.92
97.656250                   6.40             6.56             6.73             6.90
97.687500                   6.38             6.54             6.71             6.88
97.718750                   6.37             6.53             6.69             6.85
97.750000                   6.36             6.51             6.67             6.83

WAL                         2.81             2.29             1.92             1.65
Mod Durn                    2.37             1.98             1.69             1.48
Principal Window   Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct12    Nov05 - Apr11

LIBOR_1MO                 4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A1

Countrywide Securities

Balance    $108,461,000.00  Delay          0             Index           LIBOR_1MO | 4.0375  WAC(2)        6.0736    WAM(2)    360
Coupon     4.4375           Dated          10/25/2005    Mult / Margin   1.0 / 0.40          NET(2)        5.8123    WALA(2)     0
Settle     10/28/2005       First Payment  11/25/2005    Cap / Floor     5.5 / 0.40          Contrib Wac   6.0748

Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
99.750000                    4.50             4.53             4.60             4.66
99.781250                    4.49             4.53             4.59             4.64
99.812500                    4.49             4.52             4.57             4.61
99.843750                    4.49             4.51             4.55             4.59
99.875000                    4.49             4.51             4.54             4.57
99.906250                    4.48             4.50             4.52             4.55
99.937500                    4.48             4.49             4.51             4.52
99.968750                    4.48             4.49             4.49             4.50
100.000000                   4.48             4.48             4.48             4.48
100.031250                   4.48             4.47             4.46             4.46
100.062500                   4.47             4.47             4.45             4.43
100.093750                   4.47             4.46             4.43             4.41
100.125000                   4.47             4.45             4.42             4.39
100.156250                   4.47             4.45             4.40             4.37
100.187500                   4.47             4.44             4.39             4.34
100.218750                   4.46             4.43             4.37             4.32
100.250000                   4.46             4.43             4.36             4.30

WAL                         25.57             5.84             2.24             1.49
Mod Durn                    14.96             4.71             2.05             1.40
Principal Window    Nov15 - Jul34    Nov05 - Jun20    Nov05 - Mar11    Nov05 - Nov08

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
99.750000                      4.71             4.75             4.80             4.84
99.781250                      4.68             4.72             4.76             4.80
99.812500                      4.65             4.69             4.72             4.75
99.843750                      4.62             4.65             4.68             4.71
99.875000                      4.59             4.62             4.64             4.66
99.906250                      4.56             4.58             4.60             4.61
99.937500                      4.54             4.55             4.56             4.57
99.968750                      4.51             4.51             4.52             4.52
100.000000                     4.48             4.48             4.48             4.48
100.031250                     4.45             4.44             4.44             4.43
100.062500                     4.42             4.41             4.40             4.39
100.093750                     4.39             4.38             4.36             4.34
100.125000                     4.36             4.34             4.32             4.30
100.156250                     4.34             4.31             4.28             4.25
100.187500                     4.31             4.27             4.24             4.21
100.218750                     4.28             4.24             4.20             4.16
00.250000                      4.25             4.20             4.16             4.12

WAL                            1.15             0.95             0.82             0.72
Mod Durn                       1.09             0.91             0.78             0.69
Principal Window      Nov05 - Jan08    Nov05 - Jul07    Nov05 - Apr07    Nov05 - Jan07

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A2

Countrywide Securities

Balance   $108,461,000.00  Delay           0            Index          LIBOR_1MO | 4.0375  WAC(2)        6.0736      WAM(2)     360
Coupon    1.0625           Dated           10/25/2005   Mult / Margin  -0.196078431        NET(2)        5.8123      WALA(2)      0
Settle    10/28/2005       First Payment   11/25/2005   Cap / Floor    5.1 / 0.            Contrib Wac   6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
1.000000                   132.68           113.49            89.04            59.72
1.031250                   127.80           108.66            84.13            54.68
1.062500                   123.25           104.16            79.54            49.96
1.093750                   119.02            99.97            75.25            45.54
1.125000                   115.06            96.06            71.22            41.38
1.156250                   111.35            92.40            67.44            37.46
1.187500                   107.87            88.96            63.88            33.76
1.218750                   104.61            85.74            60.52            30.27
1.250000                   101.53            82.70            57.35            26.95
1.281250                    98.62            79.84            54.34            23.81
1.312500                    95.87            77.14            51.49            20.82
1.343750                    93.28            74.58            48.78            17.98
1.375000                    90.81            72.16            46.20            15.27
1.406250                    88.48            69.87            43.74            12.68
1.437500                    86.26            67.69            41.40            10.21
1.468750                    84.14            65.62            39.16             7.84
1.500000                    82.13            63.65            37.02             5.58

WAL                         25.57             5.84             2.24             1.49
Mod Durn                     0.83             0.84             0.80             0.77
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                      125 PPC        150 PPC          175 PPC          200 PPC
                             Yield          Yield            Yield            Yield
1.000000                     29.72             1.47           -24.13           -46.86
1.031250                     24.69            -3.42           -28.79           -51.23
1.062500                     19.99            -7.99           -33.14           -55.31
1.093750                     15.57           -12.27           -37.22           -59.13
1.125000                     11.42           -16.30           -41.04           -62.71
1.156250                      7.51           -20.10           -44.64           -66.08
1.187500                      3.81           -23.68           -48.04           -69.25
1.218750                      0.32           -27.06           -51.25           -72.24
1.250000                     -2.99           -30.27           -54.28           -75.07
1.281250                     -6.13           -33.31           -57.16           -77.75
1.312500                     -9.12           -36.20           -59.89           -80.29
1.343750                    -11.96           -38.94           -62.49           -82.70
1.375000                    -14.67           -41.56           -64.96           -84.99
1.406250                    -17.26           -44.06           -67.31           -87.18
1.437500                    -19.74           -46.45           -69.56           -89.26
1.468750                    -22.10           -48.73           -71.71           -91.25
1.500000                    -24.37           -50.92           -73.77           -93.15

WAL                           1.15             0.95             0.82             0.72
Mod Durn                      0.77             0.80             0.84             0.90
Principal Window           NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A3

Countrywide Securities

Balance      $104,231,000.00    Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
100.250000                   5.51             5.39             5.39             5.35
100.281250                   5.50             5.38             5.38             5.34
100.312500                   5.50             5.37             5.37             5.33
100.343750                   5.50             5.36             5.36             5.31
100.375000                   5.49             5.36             5.35             5.30
100.406250                   5.49             5.35             5.34             5.29
100.437500                   5.49             5.34             5.34             5.28
100.468750                   5.48             5.33             5.33             5.27
100.500000                   5.48             5.32             5.32             5.26
100.531250                   5.48             5.31             5.31             5.25
100.562500                   5.48             5.30             5.30             5.24
100.593750                   5.47             5.29             5.29             5.23
100.625000                   5.47             5.29             5.28             5.22
100.656250                   5.47             5.28             5.27             5.21
100.687500                   5.46             5.27             5.26             5.20
100.718750                   5.46             5.26             5.26             5.18
100.750000                   5.46             5.25             5.25             5.17

WAL                         16.80             4.21             4.15             3.24
Mod Durn                    10.61             3.56             3.52             2.85
Principal Window    Nov15 - Oct27    Nov05 - May14    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
100.250000                     5.30             5.26             5.21             5.17
100.281250                     5.29             5.24             5.20             5.15
100.312500                     5.28             5.23             5.18             5.13
100.343750                     5.26             5.21             5.16             5.11
100.375000                     5.25             5.20             5.14             5.09
100.406250                     5.24             5.18             5.12             5.07
100.437500                     5.23             5.17             5.11             5.05
100.468750                     5.21             5.15             5.09             5.03
100.500000                     5.20             5.14             5.07             5.01
100.531250                     5.19             5.12             5.05             4.99
100.562500                     5.17             5.11             5.04             4.97
100.593750                     5.16             5.09             5.02             4.95
100.625000                     5.15             5.08             5.00             4.93
100.656250                     5.13             5.06             4.98             4.91
100.687500                     5.12             5.04             4.97             4.89
100.718750                     5.11             5.03             4.95             4.87
100.750000                     5.10             5.01             4.93             4.85

WAL                            2.64             2.22             1.91             1.67
Mod Durn                       2.38             2.02             1.76             1.55
Principal Window      Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A4

Countrywide Securities

Balance      $4,230,000.00      Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)         0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
99.500000                    5.58             5.60             5.60             5.61
99.531250                    5.57             5.59             5.59             5.60
99.562500                    5.57             5.58             5.58             5.59
99.593750                    5.57             5.57             5.57             5.58
99.625000                    5.56             5.57             5.57             5.57
99.656250                    5.56             5.56             5.56             5.56
99.687500                    5.56             5.55             5.55             5.54
99.718750                    5.56             5.54             5.54             5.53
99.750000                    5.55             5.53             5.53             5.52
99.781250                    5.55             5.52             5.52             5.51
99.812500                    5.55             5.51             5.51             5.50
99.843750                    5.54             5.50             5.50             5.49
99.875000                    5.54             5.50             5.49             5.48
99.906250                    5.54             5.49             5.49             5.47
99.937500                    5.53             5.48             5.48             5.46
99.968750                    5.53             5.47             5.47             5.45
100.000000                   5.53             5.46             5.46             5.43

WAL                         16.80             4.21             4.15             3.24
Mod Durn                    10.58             3.54             3.50             2.84
Principal Window    Nov15 - Oct27    Nov05 - May14    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                      125 PPC         150 PPC           175 PPC          200 PPC
                             Yield           Yield             Yield            Yield
99.500000                     5.62             5.63             5.64             5.65
99.531250                     5.61             5.61             5.62             5.63
99.562500                     5.59             5.60             5.60             5.61
99.593750                     5.58             5.58             5.59             5.59
99.625000                     5.57             5.57             5.57             5.57
99.656250                     5.55             5.55             5.55             5.55
99.687500                     5.54             5.54             5.53             5.53
99.718750                     5.53             5.52             5.51             5.51
99.750000                     5.51             5.51             5.50             5.49
99.781250                     5.50             5.49             5.48             5.47
99.812500                     5.49             5.47             5.46             5.45
99.843750                     5.47             5.46             5.44             5.43
99.875000                     5.46             5.44             5.43             5.41
99.906250                     5.45             5.43             5.41             5.39
99.937500                     5.44             5.41             5.39             5.37
99.968750                     5.42             5.40             5.37             5.35
100.000000                    5.41             5.38             5.35             5.33

WAL                           2.64             2.22             1.91             1.67
Mod Durn                      2.37             2.02             1.75             1.55
Principal Window     Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A5

Countrywide Securities

Balance      $27,739,000.00     Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
92.500000                    6.09             6.21             6.41             6.80
92.531250                    6.09             6.21             6.40             6.80
92.562500                    6.09             6.21             6.40             6.79
92.593750                    6.09             6.20             6.40             6.78
92.625000                    6.08             6.20             6.39             6.78
92.656250                    6.08             6.20             6.39             6.77
92.687500                    6.08             6.20             6.38             6.77
92.718750                    6.08             6.19             6.38             6.76
92.750000                    6.07             6.19             6.38             6.76
92.781250                    6.07             6.19             6.37             6.75
92.812500                    6.07             6.18             6.37             6.74
92.843750                    6.07             6.18             6.37             6.74
92.875000                    6.06             6.18             6.36             6.73
92.906250                    6.06             6.17             6.36             6.73
92.937500                    6.06             6.17             6.35             6.72
92.968750                    6.06             6.17             6.35             6.72
93.000000                    6.05             6.17             6.35             6.71

WAL                         29.39            19.55            13.00             7.71
Mod Durn                    13.68            11.22             8.65             5.91
Principal Window    Jul34 - Oct35    Jun20 - Oct35    Jun14 - Oct35    Jul11 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                      125 PPC         150 PPC           175 PPC          200 PPC
                             Yield           Yield             Yield            Yield
92.500000                     7.26             7.62             7.98             8.36
92.531250                     7.26             7.62             7.97             8.35
92.562500                     7.25             7.61             7.96             8.33
92.593750                     7.24             7.60             7.95             8.32
92.625000                     7.23             7.59             7.94             8.31
92.656250                     7.22             7.58             7.93             8.29
92.687500                     7.22             7.57             7.92             8.28
92.718750                     7.21             7.56             7.90             8.27
92.750000                     7.20             7.55             7.89             8.26
92.781250                     7.19             7.54             7.88             8.24
92.812500                     7.19             7.53             7.87             8.23
92.843750                     7.18             7.52             7.86             8.22
92.875000                     7.17             7.51             7.85             8.21
92.906250                     7.16             7.50             7.84             8.19
92.937500                     7.15             7.49             7.83             8.18
92.968750                     7.15             7.48             7.82             8.17
93.000000                     7.14             7.47             7.81             8.15

WAL                           5.17             4.15             3.48             2.97
Mod Durn                      4.32             3.56             3.03             2.62
Principal Window     Mar10 - Jan12    Jun09 - Jul10    Nov08 - Oct09    May08 - Mar09

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A6

Countrywide Securities

Balance      $9,582,000.00      Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
98.750000                    5.64             5.79             5.89             5.98
98.781250                    5.63             5.78             5.87             5.97
98.812500                    5.63             5.77             5.86             5.95
98.843750                    5.63             5.76             5.85             5.94
98.875000                    5.63             5.75             5.84             5.92
98.906250                    5.62             5.75             5.83             5.91
98.937500                    5.62             5.74             5.82             5.89
98.968750                    5.62             5.73             5.81             5.88
99.000000                    5.62             5.72             5.79             5.87
99.031250                    5.61             5.71             5.78             5.85
99.062500                    5.61             5.71             5.77             5.84
99.093750                    5.61             5.70             5.76             5.82
99.125000                    5.61             5.69             5.75             5.81
99.156250                    5.60             5.68             5.74             5.79
99.187500                    5.60             5.67             5.73             5.78
99.218750                    5.60             5.67             5.71             5.76
99.250000                    5.60             5.66             5.70             5.75

WAL                         21.19             5.02             3.19             2.36
Mod Durn                    11.94             3.99             2.74             2.10
Principal Window    Nov15 - Jul34    Nov05 - Jun20    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
98.750000                      6.08             6.17             6.27             6.36
98.781250                      6.06             6.15             6.24             6.33
98.812500                      6.04             6.13             6.22             6.30
98.843750                      6.02             6.11             6.19             6.28
98.875000                      6.01             6.09             6.17             6.25
98.906250                      5.99             6.07             6.14             6.22
98.937500                      5.97             6.04             6.12             6.19
98.968750                      5.95             6.02             6.09             6.16
99.000000                      5.93             6.00             6.07             6.13
99.031250                      5.91             5.98             6.04             6.11
99.062500                      5.90             5.96             6.02             6.08
99.093750                      5.88             5.94             5.99             6.05
99.125000                      5.86             5.91             5.97             6.02
99.156250                      5.84             5.89             5.94             5.99
99.187500                      5.82             5.87             5.92             5.96
99.218750                      5.80             5.85             5.89             5.94
99.250000                      5.79             5.83             5.87             5.91

WAL                            1.89             1.58             1.36             1.19
Mod Durn                       1.71             1.45             1.26             1.11
Principal Window      Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375


         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A7

Countrywide Securities

Balance      $27,826,000.00     Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
96.250000                    5.85             5.96             6.00             6.03
96.281250                    5.84             5.95             5.99             6.03
96.312500                    5.84             5.95             5.99             6.02
96.343750                    5.84             5.95             5.99             6.02
96.375000                    5.84             5.94             5.98             6.01
96.406250                    5.83             5.94             5.98             6.01
96.437500                    5.83             5.94             5.97             6.00
96.468750                    5.83             5.93             5.97             6.00
96.500000                    5.83             5.93             5.97             6.00
96.531250                    5.82             5.92             5.96             5.99
96.562500                    5.82             5.92             5.96             5.99
96.593750                    5.82             5.92             5.95             5.98
96.625000                    5.82             5.91             5.95             5.98
96.656250                    5.81             5.91             5.94             5.97
96.687500                    5.81             5.91             5.94             5.97
96.718750                    5.81             5.90             5.94             5.97
96.750000                    5.80             5.90             5.93             5.96

WAL                         22.08            13.16            11.31            10.13
Mod Durn                    12.03             8.67             7.87             7.32
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
96.250000                      6.10            6.23              6.38             6.52
96.281250                      6.10            6.23              6.37             6.51
96.312500                      6.09            6.22              6.36             6.50
96.343750                      6.09            6.21              6.35             6.49
96.375000                      6.08            6.21              6.35             6.48
96.406250                      6.08            6.20              6.34             6.47
96.437500                      6.07            6.19              6.33             6.46
96.468750                      6.07            6.19              6.32             6.45
96.500000                      6.06            6.18              6.32             6.44
96.531250                      6.06            6.18              6.31             6.43
96.562500                      6.05            6.17              6.30             6.43
96.593750                      6.05            6.16              6.29             6.42
96.625000                      6.04            6.16              6.29             6.41
96.656250                      6.04            6.15              6.28             6.40
96.687500                      6.03            6.14              6.27             6.39
96.718750                      6.03            6.14              6.26             6.38
96.750000                      6.02            6.13              6.25             6.37

WAL                            8.29            6.33              4.99             4.17
Mod Durn                       6.33            5.12              4.21             3.60
Principal Window      Nov10 - Oct35   Jul10 - Oct35     Oct09 - Oct12    Mar09 - Apr11

LIBOR_1MO                    4.0375          4.0375            4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A8

Countrywide Securities

Balance      $1,808,000.00      Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748

Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
96.000000                    5.87             5.99             6.03             6.07
96.031250                    5.87             5.98             6.03             6.06
96.062500                    5.86             5.98             6.02             6.06
96.093750                    5.86             5.98             6.02             6.05
96.125000                    5.86             5.97             6.01             6.05
96.156250                    5.86             5.97             6.01             6.04
96.187500                    5.85             5.97             6.01             6.04
96.218750                    5.85             5.96             6.00             6.04
96.250000                    5.85             5.96             6.00             6.03
96.281250                    5.84             5.95             5.99             6.03
96.312500                    5.84             5.95             5.99             6.02
96.343750                    5.84             5.95             5.99             6.02
96.375000                    5.84             5.94             5.98             6.01
96.406250                    5.83             5.94             5.98             6.01
96.437500                    5.83             5.94             5.97             6.00
96.468750                    5.83             5.93             5.97             6.00
96.500000                    5.83             5.93             5.97             6.00

WAL                         22.08            13.16            11.31            10.13
Mod Durn                    12.02             8.66             7.86             7.31
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
96.000000                      6.15             6.28             6.44             6.59
96.031250                      6.14             6.28             6.43             6.58
96.062500                      6.14             6.27             6.42             6.57
96.093750                      6.13             6.26             6.42             6.56
96.125000                      6.13             6.26             6.41             6.55
96.156250                      6.12             6.25             6.40             6.54
96.187500                      6.12             6.24             6.39             6.53
96.218750                      6.11             6.24             6.39             6.52
96.250000                      6.10             6.23             6.38             6.52
96.281250                      6.10             6.23             6.37             6.51
96.312500                      6.09             6.22             6.36             6.50
96.343750                      6.09             6.21             6.35             6.49
96.375000                      6.08             6.21             6.35             6.48
96.406250                      6.08             6.20             6.34             6.47
96.437500                      6.07             6.19             6.33             6.46
96.468750                      6.07             6.19             6.32             6.45
96.500000                      6.06             6.18             6.32             6.44

WAL                            8.29             6.33             4.99             4.17
Mod Durn                       6.32             5.12             4.21             3.60
Principal Window      Nov10 - Oct35    Jul10 - Oct35    Oct09 - Oct12    Mar09 - Apr11

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A1

Countrywide Securities

Balance   $116,488,000.00   Delay          0             Index           LIBOR_1MO | 4.0375  WAC(3)        6.0171    WAM(3)   360
Coupon    4.4675            Dated          10/25/2005    Mult / Margin   1.0 / 0.43          NET(3)        5.7573    WALA(3)    0
Settle    10/28/2005        First Payment  11/25/2005    Cap / Floor     5.5 / 0.43          Contrib Wac   6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
99.750000                    4.53             4.56             4.63             4.69
99.781250                    4.52             4.56             4.62             4.67
99.812500                    4.52             4.55             4.60             4.64
99.843750                    4.52             4.54             4.59             4.62
99.875000                    4.52             4.54             4.57             4.60
99.906250                    4.52             4.53             4.55             4.58
99.937500                    4.51             4.52             4.54             4.55
99.968750                    4.51             4.52             4.52             4.53
100.000000                   4.51             4.51             4.51             4.51
100.031250                   4.51             4.50             4.49             4.49
100.062500                   4.51             4.50             4.48             4.46
100.093750                   4.50             4.49             4.46             4.44
100.125000                   4.50             4.48             4.45             4.42
100.156250                   4.50             4.48             4.43             4.40
100.187500                   4.50             4.47             4.42             4.38
100.218750                   4.49             4.46             4.40             4.35
100.250000                   4.49             4.46             4.39             4.33

WAL                         25.55             5.83             2.24             1.49
Mod Durn                    14.91             4.70             2.05             1.40
Principal Window    Nov15 - Jul34    Nov05 - Jun20    Nov05 - Mar11    Nov05 - Nov08

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                     125 PPC         150 PPC           175 PPC          200 PPC
                            Yield           Yield             Yield            Yield
99.750000                    4.74             4.79             4.83             4.87
99.781250                    4.71             4.75             4.79             4.83
99.812500                    4.68             4.72             4.75             4.78
99.843750                    4.65             4.68             4.71             4.74
99.875000                    4.62             4.65             4.67             4.69
99.906250                    4.60             4.61             4.63             4.64
99.937500                    4.57             4.58             4.59             4.60
99.968750                    4.54             4.54             4.55             4.55
100.000000                   4.51             4.51             4.51             4.51
100.031250                   4.48             4.47             4.47             4.46
100.062500                   4.45             4.44             4.43             4.42
100.093750                   4.42             4.41             4.39             4.37
100.125000                   4.39             4.37             4.35             4.33
100.156250                   4.37             4.34             4.31             4.28
100.187500                   4.34             4.30             4.27             4.24
100.218750                   4.31             4.27             4.23             4.19
100.250000                   4.28             4.23             4.19             4.15

WAL                          1.15             0.95             0.82             0.72
Mod Durn                     1.09             0.91             0.78             0.69
Principal Window    Nov05 - Jan08    Nov05 - Jul07    Nov05 - Apr07    Nov05 - Jan07

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A2

Countrywide Securities

Balance   $116,488,000.00   Delay           0             Index           LIBOR_1MO | 4.0375  WAC(3)        6.0171  WAM(3)    360
Coupon    1.0325            Dated           10/25/2005    Mult / Margin   -0.197238659        NET(3)        5.7573  WALA(3)     0
Settle    10/28/2005        First Payment   11/25/2005    Cap / Floor     5.07 / 0.           Contrib Wac   6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
0.687500                   205.61           185.82           161.26           132.71
0.718750                   194.00           174.31           149.87           121.32
0.750000                   183.60           163.99           139.64           111.06
0.781250                   174.24           154.70           130.41           101.77
0.812500                   165.76           146.30           122.04            93.32
0.843750                   158.06           138.66           114.40            85.59
0.875000                   151.03           131.69           107.41            78.49
0.906250                   144.58           125.30           100.99            71.96
0.937500                   138.65           119.42            95.06            65.91
0.968750                   133.19           114.01            89.58            60.30
1.000000                   128.13           109.00            84.49            55.08
1.031250                   123.43           104.35            79.75            50.20
1.062500                   119.07           100.03            75.33            45.64
1.093750                   114.99            96.01            71.18            41.36
1.125000                   111.19            92.25            67.30            37.34
1.156250                   107.62            88.73            63.65            33.54
1.187500                   104.28            85.43            60.21            29.96

WAL                         25.55             5.83             2.24             1.49
Mod Durn                     0.58             0.59             0.58             0.57
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC         150 PPC           175 PPC          200 PPC
                               Yield           Yield             Yield            Yield
0.687500                      102.26            72.14            43.59            17.19
0.718750                       90.97            61.14            33.02             7.15
0.750000                       80.80            51.22            23.50            -1.88
0.781250                       71.59            42.24            14.89           -10.03
0.812500                       63.19            34.06             7.05           -17.45
0.843750                       55.51            26.58            -0.11           -24.21
0.875000                       48.45            19.72            -6.68           -30.41
0.906250                       41.94            13.38           -12.73           -36.11
0.937500                       35.92             7.53           -18.32           -41.38
0.968750                       30.33             2.09           -23.51           -46.25
1.000000                       25.12            -2.97           -28.33           -50.78
1.031250                       20.26            -7.70           -32.83           -55.00
1.062500                       15.71           -12.12           -37.03           -58.94
1.093750                       11.43           -16.26           -40.97           -62.63
1.125000                        7.41           -20.16           -44.67           -66.09
1.156250                        3.62           -23.83           -48.16           -69.34
1.187500                        0.04           -27.30           -51.44           -72.41

WAL                             1.15             0.95             0.82             0.72
Mod Durn                        0.57             0.59             0.61             0.65
Principal Window             NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A3

Countrywide Securities

Balance      $111,945,000.00    Delay            24              WAC(3)            6.0171              WAM(3)           360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186

Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
99.750000                    5.55             5.53             5.53             5.52
99.781250                    5.55             5.52             5.52             5.51
99.812500                    5.55             5.51             5.51             5.50
99.843750                    5.54             5.50             5.50             5.49
99.875000                    5.54             5.50             5.49             5.48
99.906250                    5.54             5.49             5.49             5.47
99.937500                    5.53             5.48             5.48             5.46
99.968750                    5.53             5.47             5.47             5.45
100.000000                   5.53             5.46             5.46             5.43
100.031250                   5.53             5.45             5.45             5.42
100.062500                   5.52             5.44             5.44             5.41
100.093750                   5.52             5.43             5.43             5.40
100.125000                   5.52             5.43             5.42             5.39
100.156250                   5.51             5.42             5.41             5.38
100.187500                   5.51             5.41             5.41             5.37
100.218750                   5.51             5.40             5.40             5.36
100.250000                   5.51             5.39             5.39             5.35

WAL                         16.74             4.21             4.15             3.24
Mod Durn                    10.56             3.55             3.51             2.85
Principal Window    Nov15 - Sep27    Nov05 - May14    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                     125 PPC        150 PPC          175 PPC          200 PPC
                            Yield          Yield            Yield            Yield
99.750000                    5.51             5.51             5.50             5.49
99.781250                    5.50             5.49             5.48             5.47
99.812500                    5.49             5.47             5.46             5.45
99.843750                    5.47             5.46             5.44             5.43
99.875000                    5.46             5.44             5.43             5.41
99.906250                    5.45             5.43             5.41             5.39
99.937500                    5.44             5.41             5.39             5.37
99.968750                    5.42             5.40             5.37             5.35
100.000000                   5.41             5.38             5.35             5.33
100.031250                   5.40             5.37             5.34             5.31
100.062500                   5.38             5.35             5.32             5.29
100.093750                   5.37             5.34             5.30             5.27
100.125000                   5.36             5.32             5.28             5.25
100.156250                   5.34             5.31             5.27             5.23
100.187500                   5.33             5.29             5.25             5.21
100.218750                   5.32             5.27             5.23             5.19
100.250000                   5.30             5.26             5.21             5.17

WAL                          2.64             2.22             1.91             1.67
Mod Durn                     2.37             2.02             1.75             1.55
Principal Window    Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A4

Countrywide Securities

Balance      $10,292,000.00     Delay            24              WAC(3)            6.0171              WAM(3)          360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
98.500000                    5.66             5.85             5.98             6.11
98.531250                    5.66             5.84             5.97             6.09
98.562500                    5.65             5.83             5.96             6.08
98.593750                    5.65             5.82             5.94             6.06
98.625000                    5.65             5.82             5.93             6.05
98.656250                    5.65             5.81             5.92             6.03
98.687500                    5.64             5.80             5.91             6.01
98.718750                    5.64             5.79             5.90             6.00
98.750000                    5.64             5.79             5.89             5.98
98.781250                    5.64             5.78             5.87             5.97
98.812500                    5.63             5.77             5.86             5.95
98.843750                    5.63             5.76             5.85             5.94
98.875000                    5.63             5.75             5.84             5.92
98.906250                    5.62             5.75             5.83             5.91
98.937500                    5.62             5.74             5.82             5.89
98.968750                    5.62             5.73             5.81             5.88
99.000000                    5.62             5.72             5.79             5.86

WAL                         21.14             5.02             3.19             2.36
Mod Durn                    11.91             3.99             2.74             2.10
Principal Window    Nov15 - Jul34    Nov05 - Jun20    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC          150 PPC          175 PPC          200 PPC
                               Yield            Yield            Yield            Yield
98.500000                       6.23             6.35             6.47             6.59
98.531250                       6.21             6.33             6.44             6.56
98.562500                       6.19             6.30             6.42             6.53
98.593750                       6.17             6.28             6.39             6.50
98.625000                       6.15             6.26             6.37             6.48
98.656250                       6.13             6.24             6.34             6.45
98.687500                       6.12             6.22             6.32             6.42
98.718750                       6.10             6.20             6.29             6.39
98.750000                       6.08             6.17             6.27             6.36
98.781250                       6.06             6.15             6.24             6.33
98.812500                       6.04             6.13             6.22             6.30
98.843750                       6.02             6.11             6.19             6.28
98.875000                       6.01             6.09             6.17             6.25
98.906250                       5.99             6.07             6.14             6.22
98.937500                       5.97             6.04             6.12             6.19
98.968750                       5.95             6.02             6.09             6.16
99.000000                       5.93             6.00             6.07             6.13

WAL                             1.90             1.58             1.36             1.19
Mod Durn                        1.71             1.45             1.26             1.11
Principal Window       Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A5

Countrywide Securities

Balance      $29,753,000.00     Delay            24               WAC(3)           6.0171              WAM(3)          360
Coupon       5.5                Dated            10/1/2005        NET(3)           5.7573              WALA(3)           0
Settle       10/28/2005         First Payment    11/25/2005       Contrib Wac      6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
92.375000                    6.10             6.23             6.42             6.82
92.406250                    6.10             6.22             6.42             6.82
92.437500                    6.10             6.22             6.42             6.81
92.468750                    6.10             6.22             6.41             6.81
92.500000                    6.09             6.21             6.41             6.80
92.531250                    6.09             6.21             6.40             6.80
92.562500                    6.09             6.21             6.40             6.79
92.593750                    6.09             6.20             6.40             6.78
92.625000                    6.08             6.20             6.39             6.78
92.656250                    6.08             6.20             6.39             6.77
92.687500                    6.08             6.20             6.39             6.77
92.718750                    6.08             6.19             6.38             6.76
92.750000                    6.07             6.19             6.38             6.76
92.781250                    6.07             6.19             6.37             6.75
92.812500                    6.07             6.18             6.37             6.75
92.843750                    6.07             6.18             6.37             6.74
92.875000                    6.06             6.18             6.36             6.73

WAL                         29.39            19.53            12.99             7.71
Mod Durn                    13.67            11.20             8.64             5.91
Principal Window    Jul34 - Oct35    Jun20 - Oct35    Jun14 - Oct35    Jul11 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                      125 PPC         150 PPC           175 PPC          200 PPC
                             Yield           Yield             Yield            Yield
92.375000                     7.30             7.66             8.03             8.41
92.406250                     7.29             7.65             8.02             8.40
92.437500                     7.28             7.64             8.00             8.38
92.468750                     7.27             7.63             7.99             8.37
92.500000                     7.26             7.63             7.98             8.36
92.531250                     7.26             7.62             7.97             8.35
92.562500                     7.25             7.61             7.96             8.33
92.593750                     7.24             7.60             7.95             8.32
92.625000                     7.23             7.59             7.94             8.31
92.656250                     7.23             7.58             7.93             8.30
92.687500                     7.22             7.57             7.92             8.28
92.718750                     7.21             7.56             7.90             8.27
92.750000                     7.20             7.55             7.89             8.26
92.781250                     7.19             7.54             7.88             8.24
92.812500                     7.19             7.53             7.87             8.23
92.843750                     7.18             7.52             7.86             8.22
92.875000                     7.17             7.51             7.85             8.21

WAL                           5.17             4.15             3.48             2.97
Mod Durn                      4.32             3.56             3.03             2.62
Principal Window     Mar10 - Jan12    Jun09 - Jul10    Nov08 - Oct09    May08 - Mar09

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A6

Countrywide Securities

Balance      $29,928,000.00     Delay            24              WAC(3)            6.0171              WAM(3)          360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
97.062500                    5.78             5.86             5.89             5.92
97.093750                    5.78             5.86             5.89             5.91
97.125000                    5.77             5.85             5.88             5.91
97.156250                    5.77             5.85             5.88             5.90
97.187500                    5.77             5.85             5.88             5.90
97.218750                    5.76             5.84             5.87             5.90
97.250000                    5.76             5.84             5.87             5.89
97.281250                    5.76             5.84             5.86             5.89
97.312500                    5.76             5.83             5.86             5.88
97.343750                    5.75             5.83             5.86             5.88
97.375000                    5.75             5.82             5.85             5.87
97.406250                    5.75             5.82             5.85             5.87
97.437500                    5.75             5.82             5.84             5.86
97.468750                    5.74             5.81             5.84             5.86
97.500000                    5.74             5.81             5.84             5.86
97.531250                    5.74             5.81             5.83             5.85
97.562500                    5.74             5.80             5.83             5.85

WAL                         22.04            13.15            11.30            10.13
Mod Durn                    12.07             8.70             7.89             7.34
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC         150 PPC           175 PPC          200 PPC
                              Yield           Yield             Yield            Yield
97.062500                      5.97             6.07             6.18             6.28
97.093750                      5.97             6.06             6.17             6.27
97.125000                      5.96             6.06             6.16             6.27
97.156250                      5.96             6.05             6.16             6.26
97.187500                      5.95             6.04             6.15             6.25
97.218750                      5.95             6.04             6.14             6.24
97.250000                      5.94             6.03             6.13             6.23
97.281250                      5.94             6.03             6.13             6.22
97.312500                      5.93             6.02             6.12             6.21
97.343750                      5.93             6.01             6.11             6.20
97.375000                      5.92             6.01             6.10             6.19
97.406250                      5.92             6.00             6.10             6.19
97.437500                      5.91             5.99             6.09             6.18
97.468750                      5.91             5.99             6.08             6.17
97.500000                      5.90             5.98             6.07             6.16
97.531250                      5.90             5.98             6.07             6.15
97.562500                      5.89             5.97             6.06             6.14

WAL                            8.28             6.33             4.99             4.17
Mod Durn                       6.34             5.13             4.22             3.61
Principal Window      Nov10 - Oct35    Jul10 - Oct35    Oct09 - Oct12    Mar09 - Apr11

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A7

Countrywide Securities

Balance      $1,944,000.00      Delay            24              WAC(3)            6.0171              WAM(3)          360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
95.250000                    5.93             6.08             6.13             6.17
95.281250                    5.93             6.07             6.13             6.17
95.312500                    5.93             6.07             6.12             6.16
95.343750                    5.93             6.07             6.12             6.16
95.375000                    5.92             6.06             6.11             6.16
95.406250                    5.92             6.06             6.11             6.15
95.437500                    5.92             6.06             6.11             6.15
95.468750                    5.92             6.05             6.10             6.14
95.500000                    5.91             6.05             6.10             6.14
95.531250                    5.91             6.04             6.09             6.13
95.562500                    5.91             6.04             6.09             6.13
95.593750                    5.90             6.04             6.09             6.12
95.625000                    5.90             6.03             6.08             6.12
95.656250                    5.90             6.03             6.08             6.12
95.687500                    5.90             6.03             6.07             6.11
95.718750                    5.89             6.02             6.07             6.11
95.750000                    5.89             6.02             6.06             6.10

WAL                         22.04            13.15            11.30            10.13
Mod Durn                    11.96             8.63             7.83             7.29
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC          150 PPC          175 PPC          200 PPC
                              Yield            Yield            Yield            Yield
95.250000                      6.27             6.44             6.63             6.80
95.281250                      6.26             6.43             6.62             6.80
95.312500                      6.26             6.42             6.61             6.79
95.343750                      6.25             6.42             6.60             6.78
95.375000                      6.25             6.41             6.59             6.77
95.406250                      6.24             6.40             6.59             6.76
95.437500                      6.24             6.40             6.58             6.75
95.468750                      6.23             6.39             6.57             6.74
95.500000                      6.23             6.38             6.56             6.73
95.531250                      6.22             6.38             6.56             6.72
95.562500                      6.22             6.37             6.55             6.71
95.593750                      6.21             6.37             6.54             6.70
95.625000                      6.21             6.36             6.53             6.70
95.656250                      6.20             6.35             6.52             6.69
95.687500                      6.20             6.35             6.52             6.68
95.718750                      6.19             6.34             6.51             6.67
95.750000                      6.19             6.33             6.50             6.66

WAL                            8.28             6.33             4.99             4.17
Mod Durn                       6.30             5.11             4.20             3.59
Principal Window      Nov10 - Oct35    Jul10 - Oct35    Oct09 - Oct12    Mar09 - Apr11

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A8

Countrywide Securities

Balance      $4,543,000.00      Delay            24              WAC(3)            6.0171              WAM(3)           360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186

Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
98.500000                    5.67             5.89             5.89             5.97
98.531250                    5.67             5.88             5.88             5.95
98.562500                    5.67             5.87             5.87             5.94
98.593750                    5.66             5.86             5.86             5.93
98.625000                    5.66             5.85             5.85             5.92
98.656250                    5.66             5.84             5.84             5.91
98.687500                    5.65             5.83             5.84             5.90
98.718750                    5.65             5.82             5.83             5.89
98.750000                    5.65             5.81             5.82             5.88
98.781250                    5.64             5.81             5.81             5.87
98.812500                    5.64             5.80             5.80             5.85
98.843750                    5.64             5.79             5.79             5.84
98.875000                    5.64             5.78             5.78             5.83
98.906250                    5.63             5.77             5.77             5.82
98.937500                    5.63             5.76             5.76             5.81
98.968750                    5.63             5.75             5.75             5.80
99.000000                    5.62             5.74             5.75             5.79

WAL                         16.74             4.21             4.15             3.24
Mod Durn                    10.51             3.52             3.48             2.83
Principal Window    Nov15 - Sep27    Nov05 - May14    Nov05 - Jun14    Nov05 - Jul11

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC          150 PPC           175 PPC          200 PPC
                               Yield           Yield             Yield            Yield
98.500000                       6.05             6.13             6.22             6.30
98.531250                       6.03             6.11             6.20             6.28
98.562500                       6.02             6.10             6.18             6.26
98.593750                       6.01             6.08             6.16             6.24
98.625000                       5.99             6.07             6.14             6.22
98.656250                       5.98             6.05             6.12             6.20
98.687500                       5.97             6.04             6.11             6.18
98.718750                       5.95             6.02             6.09             6.16
98.750000                       5.94             6.00             6.07             6.14
98.781250                       5.93             5.99             6.05             6.12
98.812500                       5.91             5.97             6.03             6.10
98.843750                       5.90             5.96             6.02             6.08
98.875000                       5.89             5.94             6.00             6.06
98.906250                       5.87             5.93             5.98             6.04
98.937500                       5.86             5.91             5.96             6.02
98.968750                       5.85             5.89             5.94             6.00
99.000000                       5.83             5.88             5.93             5.97

WAL                             2.64             2.22             1.91             1.67
Mod Durn                        2.36             2.01             1.75             1.54
Principal Window       Nov05 - Mar10    Nov05 - Jun09    Nov05 - Nov08    Nov05 - May08

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - PO

Countrywide Securities

Balance      $2,987,269.83      Delay            24              WAC               6.0415               WAM             360
Coupon       0                  Dated            10/1/2005       NET               5.7796               WALA              0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       5.6731


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
       66.750000             1.91             6.43             9.41            12.58
       66.781250             1.91             6.42             9.40            12.57
       66.812500             1.91             6.41             9.39            12.55
       66.843750             1.90             6.41             9.37            12.53
       66.875000             1.90             6.40             9.36            12.51
       66.906250             1.90             6.39             9.35            12.50
       66.937500             1.90             6.38             9.33            12.48
       66.968750             1.89             6.37             9.32            12.46
       67.000000             1.89             6.36             9.31            12.44
       67.031250             1.89             6.35             9.30            12.43
       67.062500             1.89             6.34             9.28            12.41
       67.093750             1.89             6.34             9.27            12.39
       67.125000             1.88             6.33             9.26            12.37
       67.156250             1.88             6.32             9.24            12.36
       67.187500             1.88             6.31             9.23            12.34
       67.218750             1.88             6.30             9.22            12.32
       67.250000             1.87             6.29             9.21            12.30

WAL                         21.61             7.43             5.19             3.92
Mod Durn                    20.72             5.34             3.59             2.67
Principal Window    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC         150 PPC           175 PPC          200 PPC
                               Yield           Yield             Yield            Yield
       66.750000               15.88            19.30            22.83            26.50
       66.781250               15.86            19.27            22.80            26.46
       66.812500               15.84            19.24            22.77            26.43
       66.843750               15.82            19.22            22.74            26.39
       66.875000               15.79            19.19            22.70            26.35
       66.906250               15.77            19.16            22.67            26.32
       66.937500               15.75            19.13            22.64            26.28
       66.968750               15.73            19.11            22.61            26.24
       67.000000               15.71            19.08            22.58            26.20
       67.031250               15.68            19.05            22.54            26.17
       67.062500               15.66            19.03            22.51            26.13
       67.093750               15.64            19.00            22.48            26.09
       67.125000               15.62            18.97            22.45            26.06
       67.156250               15.60            18.95            22.42            26.02
       67.187500               15.57            18.92            22.39            25.98
       67.218750               15.55            18.89            22.35            25.95
       67.250000               15.53            18.87            22.32            25.91

WAL                             3.11             2.56             2.17             1.87
Mod Durn                        2.11             1.74             1.47             1.26
Principal Window       Nov05 - Oct35    Nov05 - Oct35    Nov05 - Sep35    Nov05 - Apr34

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 1X

Countrywide Securities

Balance      $162,610,654.41    Delay            24              WAC(1)            6.0332              WAM(1)           360
Coupon       0.3698             Dated            10/1/2005       NET(1)            5.7671              WALA(1)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.1431


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
1.431000                    25.59            12.87             6.20            -0.69
1.462250                    24.98            12.28             5.62            -1.28
1.493500                    24.40            11.71             5.05            -1.84
1.524750                    23.84            11.16             4.51            -2.37
1.556000                    23.31            10.63             3.99            -2.89
1.587250                    22.79            10.13             3.49            -3.38
1.618500                    22.29             9.64             3.01            -3.85
1.649750                    21.82             9.18             2.55            -4.31
1.681000                    21.36             8.73             2.10            -4.75
1.712250                    20.91             8.29             1.67            -5.18
1.743500                    20.48             7.87             1.26            -5.59
1.774750                    20.07             7.47             0.86            -5.98
1.806000                    19.67             7.08             0.47            -6.37
1.837250                    19.28             6.70             0.10            -6.74
1.868500                    18.91             6.33            -0.26            -7.09
1.899750                    18.55             5.98            -0.61            -7.44
1.931000                    18.19             5.63            -0.95            -7.78

WAL                         20.35             7.14             5.04             3.83
Mod Durn                     4.05             4.14             4.18             4.23
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC         150 PPC           175 PPC          200 PPC
                               Yield           Yield             Yield            Yield
1.431000                       -7.85           -15.30           -23.07           -31.23
1.462250                       -8.43           -15.87           -23.64           -31.79
1.493500                       -8.98           -16.42           -24.18           -32.33
1.524750                       -9.51           -16.94           -24.70           -32.84
1.556000                      -10.02           -17.45           -25.20           -33.34
1.587250                      -10.51           -17.93           -25.68           -33.81
1.618500                      -10.98           -18.40           -26.14           -34.27
1.649750                      -11.43           -18.85           -26.59           -34.71
1.681000                      -11.87           -19.28           -27.02           -35.14
1.712250                      -12.29           -19.69           -27.43           -35.54
1.743500                      -12.69           -20.09           -27.83           -35.94
1.774750                      -13.09           -20.48           -28.21           -36.32
1.806000                      -13.46           -20.86           -28.58           -36.68
1.837250                      -13.83           -21.22           -28.94           -37.04
1.868500                      -14.18           -21.57           -29.28           -37.38
1.899750                      -14.53           -21.91           -29.62           -37.71
1.931000                      -14.86           -22.23           -29.94           -38.04

WAL                             3.06             2.53             2.15             1.86
Mod Durn                        4.27             4.32             4.36             4.40
Principal Window             NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3X

Countrywide Securities

Balance      $235,219,135.49    Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       0.4147             Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.1805


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
1.564000                    27.22            14.44             7.74             0.81
1.595250                    26.65            13.88             7.18             0.26
1.626500                    26.10            13.34             6.65            -0.27
1.657750                    25.57            12.82             6.13            -0.78
1.689000                    25.06            12.32             5.64            -1.27
1.720250                    24.56            11.83             5.16            -1.75
1.751500                    24.09            11.37             4.70            -2.20
1.782750                    23.63            10.92             4.26            -2.64
1.814000                    23.18            10.48             3.83            -3.07
1.845250                    22.75            10.06             3.41            -3.48
1.876500                    22.34             9.66             3.01            -3.88
1.907750                    21.94             9.26             2.62            -4.26
1.939000                    21.55             8.88             2.24            -4.63
1.970250                    21.17             8.51             1.88            -4.99
2.001500                    20.80             8.15             1.52            -5.34
2.032750                    20.44             7.81             1.18            -5.68
2.064000                    20.10             7.47             0.84            -6.01

WAL                         22.10             7.52             5.25             3.95
Mod Durn                     3.88             3.96             4.01             4.05
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       125 PPC        150 PPC          175 PPC          200 PPC
                              Yield          Yield            Yield            Yield
1.564000                      -6.39           -13.87           -21.69           -29.88
1.595250                      -6.93           -14.41           -22.22           -30.41
1.626500                      -7.46           -14.93           -22.73           -30.92
1.657750                      -7.96           -15.43           -23.23           -31.41
1.689000                      -8.44           -15.91           -23.70           -31.88
1.720250                      -8.91           -16.37           -24.16           -32.33
1.751500                      -9.36           -16.82           -24.61           -32.77
1.782750                      -9.80           -17.25           -25.03           -33.20
1.814000                     -10.22           -17.67           -25.44           -33.60
1.845250                     -10.63           -18.07           -25.84           -34.00
1.876500                     -11.02           -18.46           -26.23           -34.38
1.907750                     -11.40           -18.83           -26.60           -34.75
1.939000                     -11.77           -19.20           -26.96           -35.11
1.970250                     -12.13           -19.55           -27.31           -35.45
2.001500                     -12.47           -19.90           -27.65           -35.79
2.032750                     -12.81           -20.23           -27.98           -36.12
2.064000                     -13.13           -20.55           -28.30           -36.43

WAL                            3.14             2.58             2.18             1.88
Mod Durn                       4.10             4.14             4.18             4.22
Principal Window            NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4X

Countrywide Securities

Balance      $236,315,036.27    Delay            24              WAC(3)            6.0171               WAM(3)         360
Coupon       0.3795             Dated            10/1/2005       NET(3)            5.7573               WALA(3)          0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.1423


Price                       0 PPC           50 PPC           75 PPC          100 PPC
                            Yield            Yield            Yield            Yield
1.431000                    27.23            14.45             7.75             0.81
1.462250                    26.61            13.83             7.14             0.21
1.493500                    26.01            13.25             6.56            -0.36
1.524750                    25.43            12.68             6.00            -0.91
1.556000                    24.88            12.14             5.47            -1.44
1.587250                    24.34            11.62             4.95            -1.95
1.618500                    23.83            11.12             4.46            -2.44
1.649750                    23.34            10.64             3.98            -2.91
1.681000                    22.87            10.17             3.52            -3.37
1.712250                    22.41             9.73             3.08            -3.81
1.743500                    21.97             9.29             2.65            -4.23
1.774750                    21.54             8.88             2.24            -4.64
1.806000                    21.13             8.47             1.84            -5.03
1.837250                    20.73             8.08             1.45            -5.41
1.868500                    20.34             7.71             1.08            -5.78
1.899750                    19.97             7.34             0.72            -6.14
1.931000                    19.61             6.99             0.37            -6.48

WAL                         22.06             7.52             5.24             3.95
Mod Durn                     3.92             4.01             4.06             4.10
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        125 PPC        150 PPC          175 PPC          200 PPC
                               Yield          Yield            Yield            Yield
1.431000                       -6.38           -13.86           -21.68           -29.87
1.462250                       -6.97           -14.45           -22.26           -30.45
1.493500                       -7.54           -15.02           -22.82           -31.00
1.524750                       -8.09           -15.56           -23.36           -31.53
1.556000                       -8.61           -16.08           -23.87           -32.04
1.587250                       -9.12           -16.58           -24.36           -32.53
1.618500                       -9.60           -17.06           -24.84           -33.00
1.649750                      -10.07           -17.52           -25.30           -33.46
1.681000                      -10.52           -17.96           -25.74           -33.89
1.712250                      -10.95           -18.39           -26.16           -34.31
1.743500                      -11.37           -18.80           -26.57           -34.72
1.774750                      -11.77           -19.20           -26.97           -35.11
1.806000                      -12.16           -19.59           -27.35           -35.49
1.837250                      -12.54           -19.96           -27.72           -35.85
1.868500                      -12.90           -20.32           -28.07           -36.21
1.899750                      -13.26           -20.67           -28.42           -36.55
1.931000                      -13.60           -21.01           -28.75           -36.88

WAL                             3.14             2.58             2.18             1.88
Mod Durn                        4.14             4.19             4.23             4.27
Principal Window             NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 1A1

Countrywide Securities

Balance      $199,860,000.00    Delay            24              WAC(1)            6.0332              WAM(1)          360
Coupon       5.5                Dated            10/1/2005       NET(1)            5.7671              WALA(1)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0343


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
99.750000                    5.55             5.54             5.54             5.53
99.781250                    5.55             5.54             5.53             5.52
99.812500                    5.55             5.53             5.52             5.51
99.843750                    5.54             5.52             5.51             5.50
99.875000                    5.54             5.52             5.50             5.49
99.906250                    5.54             5.51             5.50             5.48
99.937500                    5.54             5.51             5.49             5.47
99.968750                    5.53             5.50             5.48             5.46
100.000000                   5.53             5.50             5.47             5.45
100.031250                   5.53             5.49             5.47             5.44
100.062500                   5.53             5.48             5.46             5.43
100.093750                   5.52             5.48             5.45             5.42
100.125000                   5.52             5.47             5.44             5.41
100.156250                   5.52             5.47             5.44             5.40
100.187500                   5.51             5.46             5.43             5.39
100.218750                   5.51             5.46             5.42             5.38
100.250000                   5.51             5.45             5.41             5.37

WAL                         20.29             7.73             5.42             4.04
Mod Durn                    11.41             5.46             4.13             3.25
Principal Window    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       25 CPR           30 CPR           40 CPR           50 CPR
                             Yield            Yield            Yield            Yield
99.750000                     5.52             5.51             5.49             5.46
99.781250                     5.51             5.50             5.47             5.44
99.812500                     5.50             5.48             5.45             5.41
99.843750                     5.48             5.47             5.43             5.38
99.875000                     5.47             5.45             5.41             5.36
99.906250                     5.46             5.44             5.39             5.33
99.937500                     5.45             5.42             5.37             5.30
99.968750                     5.44             5.41             5.35             5.28
100.000000                    5.42             5.39             5.33             5.25
100.031250                    5.41             5.38             5.31             5.23
100.062500                    5.40             5.37             5.29             5.20
100.093750                    5.39             5.35             5.27             5.17
100.125000                    5.38             5.34             5.25             5.15
100.156250                    5.37             5.32             5.23             5.12
100.187500                    5.35             5.31             5.21             5.09
100.218750                    5.34             5.29             5.19             5.07
100.250000                    5.33             5.28             5.17             5.04

WAL                           3.14             2.51             1.72             1.27
Mod Durn                      2.63             2.18             1.55             1.18
Principal Window     Nov05 - Oct35    Nov05 - Oct35    Nov05 - Dec12    Nov05 - Jul10

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375


         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 1A2

Countrywide Securities

Balance      $2,222,900.00      Delay            24              WAC(1)            6.0332               WAM(1)          360
Coupon       5.5                Dated            10/1/2005       NET(1)            5.7671               WALA(1)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0343


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
97.250000                    5.78             6.01             6.16             6.32
97.281250                    5.77             6.01             6.15             6.31
97.312500                    5.77             6.00             6.14             6.30
97.343750                    5.77             5.99             6.13             6.29
97.375000                    5.77             5.99             6.12             6.28
97.406250                    5.76             5.98             6.12             6.27
97.437500                    5.76             5.98             6.11             6.26
97.468750                    5.76             5.97             6.10             6.25
97.500000                    5.75             5.96             6.09             6.24
97.531250                    5.75             5.96             6.09             6.23
97.562500                    5.75             5.95             6.08             6.22
97.593750                    5.75             5.95             6.07             6.21
97.625000                    5.74             5.94             6.06             6.20
97.656250                    5.74             5.93             6.05             6.19
97.687500                    5.74             5.93             6.05             6.18
97.718750                    5.73             5.92             6.04             6.17
97.750000                    5.73             5.92             6.03             6.16

WAL                         20.29             7.73             5.42             4.04
Mod Durn                    11.26             5.33             4.02             3.16
Principal Window    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35    Nov05 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
97.250000                       6.50             6.69             7.14             7.65
97.281250                       6.48             6.68             7.12             7.62
97.312500                       6.47             6.66             7.10             7.59
97.343750                       6.46             6.65             7.08             7.56
97.375000                       6.45             6.63             7.06             7.54
97.406250                       6.43             6.62             7.03             7.51
97.437500                       6.42             6.60             7.01             7.48
97.468750                       6.41             6.59             6.99             7.45
97.500000                       6.40             6.57             6.97             7.42
97.531250                       6.38             6.56             6.95             7.40
97.562500                       6.37             6.54             6.93             7.37
97.593750                       6.36             6.52             6.91             7.34
97.625000                       6.35             6.51             6.89             7.31
97.656250                       6.33             6.49             6.87             7.29
97.687500                       6.32             6.48             6.85             7.26
97.718750                       6.31             6.46             6.82             7.23
97.750000                       6.30             6.45             6.80             7.20

WAL                             3.14             2.51             1.72             1.27
Mod Durn                        2.56             2.12             1.51             1.14
Principal Window       Nov05 - Oct35    Nov05 - Oct35    Nov05 - Dec12    Nov05 - Jul10

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A1

Countrywide Securities

Balance    $108,461,000.00    Delay            0            Index           LIBOR_1MO | 4.0375  WAC(2)       6.0736  WAM(2)    360
Coupon     4.4375             Dated            10/25/2005   Mult / Margin   1.0 / 0.40          NET(2)       5.8123  WALA(2)     0
Settle     10/28/2005         First Payment    11/25/2005   Cap / Floor     5.5 / 0.40          Contrib Wac  6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
99.750000                    4.50             4.52             4.58             4.66
99.781250                    4.49             4.52             4.56             4.64
99.812500                    4.49             4.51             4.55             4.61
99.843750                    4.49             4.51             4.54             4.59
99.875000                    4.49             4.50             4.53             4.57
99.906250                    4.48             4.50             4.52             4.55
99.937500                    4.48             4.49             4.50             4.52
99.968750                    4.48             4.48             4.49             4.50
100.000000                   4.48             4.48             4.48             4.48
100.031250                   4.48             4.47             4.47             4.46
100.062500                   4.47             4.47             4.45             4.43
100.093750                   4.47             4.46             4.44             4.41
100.125000                   4.47             4.46             4.43             4.39
100.156250                   4.47             4.45             4.42             4.37
100.187500                   4.47             4.45             4.41             4.34
100.218750                   4.46             4.44             4.39             4.32
100.250000                   4.46             4.43             4.38             4.30

WAL                         25.57             7.31             2.97             1.48
Mod Durn                    14.96             5.66             2.58             1.38
Principal Window    Nov15 - Jul34    Nov05 - Oct22    Nov05 - Oct16    Nov05 - May09

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        25 CPR           30 CPR           40 CPR           50 CPR
                              Yield            Yield            Yield            Yield
99.750000                      4.73             4.81             4.97             5.15
99.781250                      4.70             4.77             4.91             5.06
99.812500                      4.67             4.72             4.84             4.98
99.843750                      4.64             4.68             4.78             4.90
99.875000                      4.61             4.64             4.72             4.81
99.906250                      4.57             4.60             4.66             4.73
99.937500                      4.54             4.56             4.60             4.64
99.968750                      4.51             4.52             4.54             4.56
100.000000                     4.48             4.48             4.48             4.48
100.031250                     4.45             4.44             4.42             4.40
100.062500                     4.42             4.40             4.36             4.31
100.093750                     4.38             4.36             4.30             4.23
100.125000                     4.35             4.32             4.24             4.15
100.156250                     4.32             4.27             4.18             4.06
100.187500                     4.29             4.23             4.11             3.98
100.218750                     4.26             4.19             4.05             3.90
100.250000                     4.23             4.15             3.99             3.82

WAL                            1.04             0.80             0.53             0.39
Mod Durn                       0.99             0.76             0.51             0.38
Principal Window      Nov05 - Mar08    Nov05 - Jul07    Nov05 - Dec06    Nov05 - Aug06

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A2

Countrywide Securities

Balance    $108,461,000.00    Delay            0            Index           LIBOR_1MO | 4.0375  WAC(2)        6.0736   WAM(2)  360
Coupon     1.0625             Dated            10/25/2005   Mult / Margin   -0.196078431        NET(2)        5.8123   WALA(2)   0
Settle     10/28/2005         First Payment    11/25/2005   Cap / Floor     5.1 / 0.            Contrib Wac   6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
1.000000                   132.68           110.91            85.75            51.98
1.031250                   127.80           106.36            81.38            47.52
1.062500                   123.25           102.13            77.32            43.34
1.093750                   119.02            98.19            73.53            39.43
1.125000                   115.06            94.51            69.99            35.75
1.156250                   111.35            91.07            66.67            32.28
1.187500                   107.87            87.84            63.57            29.01
1.218750                   104.61            84.81            60.64            25.92
1.250000                   101.53            81.96            57.89            22.99
1.281250                    98.62            79.28            55.30            20.21
1.312500                    95.87            76.74            52.85            17.57
1.343750                    93.28            74.34            50.54            15.06
1.375000                    90.81            72.08            48.34            12.66
1.406250                    88.48            69.93            46.26            10.37
1.437500                    86.26            67.89            44.29             8.18
1.468750                    84.14            65.95            42.41             6.09
1.500000                    82.13            64.10            40.62             4.08

WAL                         25.57             7.31             2.97             1.48
Mod Durn                     0.83             0.90             0.93             0.87
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
1.000000                       13.75           -24.99           -93.63          -143.61
1.031250                        9.36           -29.12           -96.83          -145.72
1.062500                        5.26           -32.98           -99.82          -147.68
1.093750                        1.40           -36.60          -102.62          -149.49
1.125000                       -2.22           -40.00          -105.23          -151.19
1.156250                       -5.64           -43.21          -107.69          -152.77
1.187500                       -8.87           -46.23          -110.00          -154.25
1.218750                      -11.92           -49.10          -112.18          -155.64
1.250000                      -14.82           -51.81          -114.24          -156.95
1.281250                      -17.57           -54.38          -116.18          -158.17
1.312500                      -20.19           -56.83          -118.02          -159.33
1.343750                      -22.68           -59.16          -119.77          -160.43
1.375000                      -25.05           -61.37          -121.43          -161.46
1.406250                      -27.32           -63.49          -123.01          -162.44
1.437500                      -29.49           -65.52          -124.52          -163.37
1.468750                      -31.57           -67.45          -125.96          -164.26
1.500000                      -33.56           -69.31          -127.33          -165.10

WAL                             1.04             0.80             0.53             0.39
Mod Durn                        0.88             0.94             1.24             1.96
Principal Window             NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A3

Countrywide Securities

Balance      $104,231,000.00    Delay            24              WAC(2)            6.0736              WAM(2)           360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
100.250000                   5.51             5.39             5.39             5.37
100.281250                   5.50             5.38             5.38             5.36
100.312500                   5.50             5.37             5.37             5.35
100.343750                   5.50             5.36             5.36             5.34
100.375000                   5.49             5.36             5.36             5.33
100.406250                   5.49             5.35             5.35             5.32
100.437500                   5.49             5.34             5.34             5.31
100.468750                   5.48             5.33             5.33             5.30
100.500000                   5.48             5.32             5.32             5.29
100.531250                   5.48             5.31             5.31             5.28
100.562500                   5.48             5.30             5.30             5.27
100.593750                   5.47             5.29             5.30             5.26
100.625000                   5.47             5.29             5.29             5.25
100.656250                   5.47             5.28             5.28             5.24
100.687500                   5.46             5.27             5.27             5.23
100.718750                   5.46             5.26             5.26             5.22
100.750000                   5.46             5.25             5.25             5.21

WAL                         16.80             4.22             4.23             3.62
Mod Durn                    10.61             3.56             3.57             3.14
Principal Window    Nov15 - Oct27    Nov05 - Jun14    Nov05 - Sep14    Nov05 - Sep12

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       25 CPR           30 CPR           40 CPR           50 CPR
                             Yield            Yield            Yield            Yield
100.250000                    5.32             5.28             5.18             5.05
100.281250                    5.31             5.27             5.16             5.03
100.312500                    5.30             5.25             5.14             5.00
100.343750                    5.29             5.24             5.12             4.98
100.375000                    5.28             5.22             5.10             4.95
100.406250                    5.26             5.21             5.08             4.93
100.437500                    5.25             5.19             5.06             4.90
100.468750                    5.24             5.18             5.04             4.88
100.500000                    5.23             5.17             5.02             4.85
100.531250                    5.22             5.15             5.00             4.82
100.562500                    5.20             5.14             4.98             4.80
100.593750                    5.19             5.12             4.96             4.77
100.625000                    5.18             5.11             4.94             4.75
100.656250                    5.17             5.09             4.92             4.72
100.687500                    5.16             5.08             4.90             4.70
100.718750                    5.15             5.07             4.88             4.67
100.750000                    5.13             5.05             4.87             4.65

WAL                           2.90             2.39             1.72             1.29
Mod Durn                      2.58             2.17             1.59             1.21
Principal Window     Nov05 - Nov10    Nov05 - Nov09    Nov05 - Sep08    Nov05 - Dec07

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A4

Countrywide Securities

Balance      $4,230,000.00      Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
 99.500000                   5.58             5.60             5.60             5.61
 99.531250                   5.57             5.59             5.59             5.60
 99.562500                   5.57             5.58             5.58             5.59
 99.593750                   5.57             5.57             5.57             5.58
 99.625000                   5.56             5.57             5.57             5.57
 99.656250                   5.56             5.56             5.56             5.56
 99.687500                   5.56             5.55             5.55             5.55
 99.718750                   5.56             5.54             5.54             5.54
 99.750000                   5.55             5.53             5.53             5.53
 99.781250                   5.55             5.52             5.52             5.52
 99.812500                   5.55             5.51             5.51             5.51
 99.843750                   5.54             5.50             5.50             5.50
 99.875000                   5.54             5.50             5.50             5.49
 99.906250                   5.54             5.49             5.49             5.48
 99.937500                   5.53             5.48             5.48             5.47
 99.968750                   5.53             5.47             5.47             5.46
100.000000                   5.53             5.46             5.46             5.45

WAL                         16.80             4.22             4.23             3.62
Mod Durn                    10.58             3.55             3.56             3.13
Principal Window    Nov15 - Oct27    Nov05 - Jun14    Nov05 - Sep14    Nov05 - Sep12

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       25 CPR           30 CPR           40 CPR           50 CPR
                             Yield            Yield            Yield            Yield
 99.500000                    5.62             5.63             5.65             5.67
 99.531250                    5.60             5.61             5.63             5.65
 99.562500                    5.59             5.60             5.61             5.62
 99.593750                    5.58             5.58             5.59             5.60
 99.625000                    5.57             5.57             5.57             5.57
 99.656250                    5.55             5.55             5.55             5.54
 99.687500                    5.54             5.54             5.53             5.52
 99.718750                    5.53             5.52             5.51             5.49
 99.750000                    5.52             5.51             5.49             5.47
 99.781250                    5.51             5.50             5.47             5.44
 99.812500                    5.49             5.48             5.45             5.42
 99.843750                    5.48             5.47             5.43             5.39
 99.875000                    5.47             5.45             5.41             5.36
 99.906250                    5.46             5.44             5.39             5.34
 99.937500                    5.45             5.42             5.37             5.31
 99.968750                    5.43             5.41             5.35             5.29
100.000000                    5.42             5.39             5.33             5.26

WAL                           2.90             2.39             1.72             1.29
Mod Durn                      2.58             2.16             1.59             1.21
Principal Window     Nov05 - Nov10    Nov05 - Nov09    Nov05 - Sep08    Nov05 - Dec07

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A5

Countrywide Securities

Balance      $27,739,000.00     Delay            24              WAC(2)            6.0736              WAM(2)           360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
92.500000                    6.09             6.18             6.31             6.56
92.531250                    6.09             6.17             6.30             6.55
92.562500                    6.09             6.17             6.30             6.55
92.593750                    6.09             6.17             6.30             6.54
92.625000                    6.08             6.16             6.29             6.54
92.656250                    6.08             6.16             6.29             6.53
92.687500                    6.08             6.16             6.29             6.53
92.718750                    6.08             6.16             6.28             6.53
92.750000                    6.07             6.15             6.28             6.52
92.781250                    6.07             6.15             6.28             6.52
92.812500                    6.07             6.15             6.27             6.51
92.843750                    6.07             6.14             6.27             6.51
92.875000                    6.06             6.14             6.27             6.50
92.906250                    6.06             6.14             6.26             6.50
92.937500                    6.06             6.14             6.26             6.49
92.968750                    6.06             6.13             6.26             6.49
93.000000                    6.05             6.13             6.25             6.48

WAL                         29.39            21.74            15.73            10.39
Mod Durn                    13.68            11.90             9.82             7.35
Principal Window    Jul34 - Oct35    Oct22 - Oct35    Oct16 - Oct35    Sep12 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        25 CPR           30 CPR           40 CPR           50 CPR
                              Yield            Yield            Yield            Yield
92.500000                      7.00             7.38             8.07             8.88
92.531250                      7.00             7.37             8.06             8.86
92.562500                      6.99             7.36             8.05             8.85
92.593750                      6.99             7.35             8.04             8.83
92.625000                      6.98             7.34             8.02             8.82
92.656250                      6.97             7.34             8.01             8.80
92.687500                      6.97             7.33             8.00             8.79
92.718750                      6.96             7.32             7.99             8.77
92.750000                      6.95             7.31             7.98             8.76
92.781250                      6.95             7.30             7.97             8.74
92.812500                      6.94             7.29             7.96             8.73
92.843750                      6.93             7.29             7.94             8.71
92.875000                      6.93             7.28             7.93             8.70
92.906250                      6.92             7.27             7.92             8.68
92.937500                      6.91             7.26             7.91             8.67
92.968750                      6.91             7.25             7.90             8.65
93.000000                      6.90             7.24             7.89             8.64

WAL                            6.30             4.80             3.34             2.47
Mod Durn                       5.09             4.05             2.93             2.21
Principal Window      Nov10 - Jul14    Nov09 - Jul11    Sep08 - Sep09    Dec07 - Sep08

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A6

Countrywide Securities

Balance      $9,582,000.00      Delay             24             WAC(2)             6.0736             WAM(2)           360
Coupon       5.5                Dated             10/1/2005      NET(2)             5.8123             WALA(2)            0
Settle       10/28/2005         First Payment     11/25/2005     Contrib Wac        6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
98.750000                    5.64             5.76             5.86             5.96
98.781250                    5.63             5.76             5.85             5.95
98.812500                    5.63             5.75             5.84             5.93
98.843750                    5.63             5.74             5.83             5.92
98.875000                    5.63             5.74             5.82             5.90
98.906250                    5.62             5.73             5.81             5.89
98.937500                    5.62             5.72             5.79             5.88
98.968750                    5.62             5.71             5.78             5.86
99.000000                    5.62             5.71             5.77             5.85
99.031250                    5.61             5.70             5.76             5.83
99.062500                    5.61             5.69             5.75             5.82
99.093750                    5.61             5.69             5.74             5.81
99.125000                    5.61             5.68             5.73             5.79
99.156250                    5.60             5.67             5.72             5.78
99.187500                    5.60             5.66             5.71             5.76
99.218750                    5.60             5.66             5.70             5.75
99.250000                    5.60             5.65             5.69             5.73

WAL                         21.19             5.76             3.60             2.55
Mod Durn                    11.94             4.42             3.01             2.23
Principal Window    Nov15 - Jul34    Nov05 - Oct22    Nov05 - Oct16    Nov05 - Sep12

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
98.750000                       6.06             6.17             6.41             6.69
98.781250                       6.05             6.15             6.38             6.65
98.812500                       6.03             6.13             6.35             6.61
98.843750                       6.01             6.11             6.32             6.57
98.875000                       5.99             6.09             6.29             6.53
98.906250                       5.98             6.06             6.26             6.49
98.937500                       5.96             6.04             6.23             6.45
98.968750                       5.94             6.02             6.20             6.41
99.000000                       5.92             6.00             6.17             6.37
99.031250                       5.90             5.98             6.14             6.33
99.062500                       5.89             5.96             6.11             6.29
99.093750                       5.87             5.93             6.08             6.25
99.125000                       5.85             5.91             6.05             6.21
99.156250                       5.83             5.89             6.02             6.17
99.187500                       5.82             5.87             5.99             6.13
99.218750                       5.80             5.85             5.96             6.09
99.250000                       5.78             5.83             5.93             6.05

WAL                             1.97             1.60             1.12             0.84
Mod Durn                        1.77             1.45             1.04             0.78
Principal Window       Nov05 - Nov10    Nov05 - Nov09    Nov05 - Sep08    Nov05 - Dec07

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A7

Countrywide Securities

Balance      $27,826,000.00     Delay            24              WAC(2)            6.0736              WAM(2)           360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
96.250000                    5.85             5.94             5.98             6.01
96.281250                    5.84             5.94             5.98             6.01
96.312500                    5.84             5.94             5.97             6.00
96.343750                    5.84             5.93             5.97             6.00
96.375000                    5.84             5.93             5.96             5.99
96.406250                    5.83             5.92             5.96             5.99
96.437500                    5.83             5.92             5.96             5.98
96.468750                    5.83             5.92             5.95             5.98
96.500000                    5.83             5.91             5.95             5.98
96.531250                    5.82             5.91             5.94             5.97
96.562500                    5.82             5.91             5.94             5.97
96.593750                    5.82             5.90             5.94             5.96
96.625000                    5.82             5.90             5.93             5.96
96.656250                    5.81             5.90             5.93             5.96
96.687500                    5.81             5.89             5.92             5.95
96.718750                    5.81             5.89             5.92             5.95
96.750000                    5.80             5.89             5.92             5.94

WAL                         22.08            14.01            12.12            10.86
Mod Durn                    12.03             9.02             8.23             7.66
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        25 CPR           30 CPR           40 CPR           50 CPR
                              Yield            Yield            Yield            Yield
96.250000                      6.04             6.13             6.38             6.65
96.281250                      6.03             6.12             6.38             6.64
96.312500                      6.03             6.12             6.37             6.63
96.343750                      6.02             6.11             6.36             6.62
96.375000                      6.02             6.10             6.35             6.61
96.406250                      6.02             6.10             6.34             6.60
96.437500                      6.01             6.09             6.34             6.59
96.468750                      6.01             6.09             6.33             6.58
96.500000                      6.00             6.08             6.32             6.57
96.531250                      6.00             6.08             6.31             6.56
96.562500                      5.99             6.07             6.31             6.55
96.593750                      5.99             6.07             6.30             6.54
96.625000                      5.98             6.06             6.29             6.53
96.656250                      5.98             6.06             6.28             6.52
96.687500                      5.98             6.05             6.28             6.51
96.718750                      5.97             6.05             6.27             6.50
96.750000                      5.97             6.04             6.26             6.49

WAL                            9.93             7.89             4.95             3.60
Mod Durn                       7.22             6.09             4.18             3.16
Principal Window      Nov10 - Oct35    Nov10 - Oct35    Sep09 - Dec12    Sep08 - Jul10

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 3A8

Countrywide Securities

Balance      $1,808,000.00      Delay            24              WAC(2)            6.0736              WAM(2)          360
Coupon       5.5                Dated            10/1/2005       NET(2)            5.8123              WALA(2)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0748


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
6.0000009                    5.87             5.97             6.01             6.04
6.0312509                    5.87             5.97             6.01             6.04
6.0625009                    5.86             5.96             6.00             6.04
6.0937509                    5.86             5.96             6.00             6.03
6.1250009                    5.86             5.96             5.99             6.03
6.1562509                    5.86             5.95             5.99             6.02
6.1875009                    5.85             5.95             5.99             6.02
6.2187509                    5.85             5.95             5.98             6.01
6.2500009                    5.85             5.94             5.98             6.01
6.2812509                    5.84             5.94             5.98             6.01
6.3125009                    5.84             5.94             5.97             6.00
6.3437509                    5.84             5.93             5.97             6.00
6.3750009                    5.84             5.93             5.96             5.99
6.4062509                    5.83             5.92             5.96             5.99
6.4375009                    5.83             5.92             5.96             5.98
6.4687509                    5.83             5.92             5.95             5.98
6.5000009                    5.83             5.91             5.95             5.98

WAL                         22.08            14.01            12.12            10.86
Mod Durn                    12.02             9.01             8.22             7.66
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                       25 CPR           30 CPR           40 CPR           50 CPR
                             Yield            Yield            Yield            Yield
6.0000009                     6.07             6.17             6.44             6.73
6.0312509                     6.07             6.16             6.44             6.72
6.0625009                     6.06             6.16             6.43             6.71
6.0937509                     6.06             6.15             6.42             6.70
6.1250009                     6.06             6.15             6.41             6.69
6.1562509                     6.05             6.14             6.41             6.68
6.1875009                     6.05             6.14             6.40             6.67
6.2187509                     6.04             6.13             6.39             6.66
6.2500009                     6.04             6.13             6.38             6.65
6.2812509                     6.03             6.12             6.38             6.64
6.3125009                     6.03             6.12             6.37             6.63
6.3437509                     6.02             6.11             6.36             6.62
6.3750009                     6.02             6.10             6.35             6.61
6.4062509                     6.02             6.10             6.34             6.60
6.4375009                     6.01             6.09             6.34             6.59
6.4687509                     6.01             6.09             6.33             6.58
6.5000009                     6.00             6.08             6.32             6.57

WAL                           9.93             7.89             4.95             3.60
Mod Durn                      7.21             6.08             4.18             3.16
Principal Window     Nov10 - Oct35    Nov10 - Oct35    Sep09 - Dec12    Sep08 - Jul10

LIBOR_1MO                   4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A1

Countrywide Securities

Balance   $116,488,000.00   Delay           0            Index           LIBOR_1MO | 4.0375  WAC(3)        6.0171  WAM(3)     360
Coupon    4.4675            Dated           10/25/2005   Mult / Margin   1.0 / 0.43          NET(3)        5.7573  WALA(3)      0
Settle    10/28/2005        First Payment   11/25/2005   Cap / Floor     5.5 / 0.43          Contrib Wac   6.0186


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
99.750000                    4.53             4.55             4.61             4.69
99.781250                    4.52             4.55             4.59             4.67
99.812500                    4.52             4.54             4.58             4.65
99.843750                    4.52             4.54             4.57             4.62
99.875000                    4.52             4.53             4.56             4.60
99.906250                    4.52             4.53             4.55             4.58
99.937500                    4.51             4.52             4.53             4.55
99.968750                    4.51             4.51             4.52             4.53
100.000000                   4.51             4.51             4.51             4.51
100.031250                   4.51             4.50             4.50             4.49
100.062500                   4.51             4.50             4.49             4.46
100.093750                   4.50             4.49             4.47             4.44
100.125000                   4.50             4.49             4.46             4.42
100.156250                   4.50             4.48             4.45             4.40
100.187500                   4.50             4.48             4.44             4.37
100.218750                   4.49             4.47             4.42             4.35
100.250000                   4.49             4.47             4.41             4.33

WAL                         25.55             7.30             2.96             1.48
Mod Durn                    14.91             5.65             2.58             1.38
Principal Window    Nov15 - Jul34    Nov05 - Sep22    Nov05 - Oct16    Nov05 - May09

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                          25 CPR           30 CPR           40 CPR           50 CPR
                                Yield            Yield            Yield            Yield
99.750000                        4.76             4.84             5.00             5.18
99.781250                        4.73             4.80             4.94             5.09
99.812500                        4.70             4.76             4.88             5.01
99.843750                        4.67             4.71             4.81             4.93
99.875000                        4.64             4.67             4.75             4.84
99.906250                        4.60             4.63             4.69             4.76
99.937500                        4.57             4.59             4.63             4.68
99.968750                        4.54             4.55             4.57             4.59
100.000000                       4.51             4.51             4.51             4.51
100.031250                       4.48             4.47             4.45             4.43
100.062500                       4.45             4.43             4.39             4.34
100.093750                       4.41             4.39             4.33             4.26
100.125000                       4.38             4.35             4.27             4.18
100.156250                       4.35             4.30             4.21             4.09
100.187500                       4.32             4.26             4.14             4.01
100.218750                       4.29             4.22             4.08             3.93
100.250000                       4.26             4.18             4.02             3.85

WAL                              1.04             0.80             0.53             0.39
Mod Durn                         0.99             0.76             0.51             0.38
Principal Window        Nov05 - Mar08    Nov05 - Jul07    Nov05 - Dec06    Nov05 - Aug06

LIBOR_1MO                      4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A2

Countrywide Securities

Balance   $116,488,000.00   Delay           0            Index          LIBOR_1MO | 4.0375   WAC(3)        6.0171  WAM(3)      360
Coupon    1.0325            Dated           10/25/2005   Mult / Margin  -0.197238659         NET(3)        5.7573  WALA(3)       0
Settle    10/28/2005        First Payment   11/25/2005   Cap / Floor    5.07 / 0.            Contrib Wac   6.0186

Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
0.687500                   205.61           179.25           151.01           116.66
0.718750                   194.00           168.34           140.62           106.53
0.750000                   183.60           158.58           131.32            97.42
0.781250                   174.24           149.79           122.94            89.17
0.812500                   165.76           141.85           115.35            81.67
0.843750                   158.06           134.63           108.45            74.82
0.875000                   151.03           128.04           102.16            68.53
0.906250                   144.58           122.02            96.39            62.74
0.937500                   138.65           116.48            91.08            57.39
0.968750                   133.19           111.38            86.19            52.42
1.000000                   128.13           106.66            81.66            47.80
1.031250                   123.43           102.29            77.46            43.49
1.062500                   119.07            98.22            73.56            39.45
1.093750                   114.99            94.44            69.91            35.67
1.125000                   111.19            90.90            66.51            32.11
1.156250                   107.62            87.60            63.32            28.75
1.187500                   104.28            84.50            60.33            25.59

WAL                         25.55             7.30             2.96             1.48
Mod Durn                     0.58             0.62             0.65             0.64
Principal Window          NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        25 CPR           30 CPR           40 CPR           50 CPR
                              Yield            Yield            Yield            Yield
0.687500                      76.78            34.43           -46.41          -111.38
0.718750                      66.97            25.17           -53.88          -116.60
0.750000                      58.12            16.82           -60.58          -121.25
0.781250                      50.10             9.26           -66.63          -125.42
0.812500                      42.79             2.37           -72.11          -129.17
0.843750                      36.11            -3.94           -77.11          -132.56
0.875000                      29.97            -9.73           -81.68          -135.64
0.906250                      24.30           -15.06           -85.87          -138.46
0.937500                      19.05           -20.00           -89.74          -141.04
0.968750                      14.18           -24.59           -93.32          -143.41
1.000000                       9.64           -28.86           -96.64          -145.59
1.031250                       5.39           -32.85           -99.73          -147.61
1.062500                       1.42           -36.58          -102.61          -149.49
1.093750                      -2.31           -40.08          -105.30          -151.23
1.125000                      -5.82           -43.37          -107.82          -152.86
1.156250                      -9.13           -46.48          -110.19          -154.37
1.187500                     -12.26           -49.41          -112.42          -155.79

WAL                            1.04             0.80             0.53             0.39
Mod Durn                       0.65             0.69             0.89             1.34
Principal Window            NA - NA          NA - NA          NA - NA          NA - NA

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A3

Countrywide Securities

Balance      $111,945,000.00    Delay            24              WAC(3)            6.0171              WAM(3)           360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
99.750000                    5.55             5.53             5.53             5.53
99.781250                    5.55             5.52             5.52             5.52
99.812500                    5.55             5.51             5.51             5.51
99.843750                    5.54             5.50             5.50             5.50
99.875000                    5.54             5.50             5.50             5.49
99.906250                    5.54             5.49             5.49             5.48
99.937500                    5.53             5.48             5.48             5.47
99.968750                    5.53             5.47             5.47             5.46
100.000000                   5.53             5.46             5.46             5.45
100.031250                   5.53             5.45             5.45             5.44
100.062500                   5.52             5.44             5.44             5.43
100.093750                   5.52             5.43             5.43             5.42
100.125000                   5.52             5.43             5.43             5.41
100.156250                   5.51             5.42             5.42             5.40
100.187500                   5.51             5.41             5.41             5.39
100.218750                   5.51             5.40             5.40             5.38
100.250000                   5.51             5.39             5.39             5.37

WAL                         16.74             4.22             4.23             3.62
Mod Durn                    10.56             3.55             3.56             3.13
Principal Window    Nov15 - Sep27    Nov05 - Jun14    Nov05 - Oct14    Nov05 - Sep12

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
99.750000                       5.52             5.51             5.49             5.47
99.781250                       5.51             5.50             5.47             5.44
99.812500                       5.49             5.48             5.45             5.42
99.843750                       5.48             5.47             5.43             5.39
99.875000                       5.47             5.45             5.41             5.36
99.906250                       5.46             5.44             5.39             5.34
99.937500                       5.45             5.42             5.37             5.31
99.968750                       5.43             5.41             5.35             5.29
100.000000                      5.42             5.39             5.33             5.26
100.031250                      5.41             5.38             5.31             5.23
100.062500                      5.40             5.37             5.29             5.21
100.093750                      5.39             5.35             5.27             5.18
100.125000                      5.37             5.34             5.25             5.16
100.156250                      5.36             5.32             5.24             5.13
100.187500                      5.35             5.31             5.22             5.11
100.218750                      5.34             5.29             5.20             5.08
100.250000                      5.32             5.28             5.18             5.05

WAL                             2.90             2.39             1.72             1.29
Mod Durn                        2.58             2.17             1.59             1.21
Principal Window       Nov05 - Nov10    Nov05 - Nov09    Nov05 - Sep08    Nov05 - Dec07

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

        SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
             Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A4

Countrywide Securities

Balance      $10,292,000.00     Delay            24              WAC(3)            6.0171              WAM(3)           360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)            0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
98.500000                    5.66             5.82             5.94             6.07
98.531250                    5.66             5.81             5.93             6.06
98.562500                    5.65             5.81             5.92             6.05
98.593750                    5.65             5.80             5.91             6.03
98.625000                    5.65             5.79             5.90             6.02
98.656250                    5.65             5.79             5.89             6.00
98.687500                    5.64             5.78             5.88             5.99
98.718750                    5.64             5.77             5.87             5.97
98.750000                    5.64             5.76             5.86             5.96
98.781250                    5.64             5.76             5.85             5.95
98.812500                    5.63             5.75             5.84             5.93
98.843750                    5.63             5.74             5.83             5.92
98.875000                    5.63             5.74             5.82             5.90
98.906250                    5.62             5.73             5.81             5.89
98.937500                    5.62             5.72             5.79             5.88
98.968750                    5.62             5.71             5.78             5.86
99.000000                    5.62             5.71             5.77             5.85

WAL                         21.14             5.76             3.60             2.55
Mod Durn                    11.91             4.41             3.00             2.23
Principal Window    Nov15 - Jul34    Nov05 - Sep22    Nov05 - Oct16    Nov05 - Sep12

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
98.500000                       6.21             6.35             6.66             7.02
98.531250                       6.19             6.33             6.63             6.98
98.562500                       6.17             6.30             6.60             6.93
98.593750                       6.15             6.28             6.57             6.89
98.625000                       6.14             6.26             6.54             6.85
98.656250                       6.12             6.24             6.50             6.81
98.687500                       6.10             6.22             6.47             6.77
98.718750                       6.08             6.20             6.44             6.73
98.750000                       6.06             6.17             6.41             6.69
98.781250                       6.05             6.15             6.38             6.65
98.812500                       6.03             6.13             6.35             6.61
98.843750                       6.01             6.11             6.32             6.57
98.875000                       5.99             6.09             6.29             6.53
98.906250                       5.98             6.07             6.26             6.49
98.937500                       5.96             6.04             6.23             6.45
98.968750                       5.94             6.02             6.20             6.41
99.000000                       5.92             6.00             6.17             6.37

WAL                             1.97             1.60             1.12             0.84
Mod Durn                        1.76             1.45             1.04             0.78
Principal Window       Nov05 - Nov10    Nov05 - Nov09    Nov05 - Sep08    Nov05 - Dec07

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A5

Countrywide Securities

Balance      $29,753,000.00     Delay            24              WAC(3)            6.0171             WAM(3)            360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573             WALA(3)             0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
92.375000                    6.10             6.19             6.32             6.58
92.406250                    6.10             6.18             6.32             6.57
92.437500                    6.10             6.18             6.31             6.57
92.468750                    6.10             6.18             6.31             6.56
92.500000                    6.09             6.18             6.31             6.56
92.531250                    6.09             6.17             6.30             6.55
92.562500                    6.09             6.17             6.30             6.55
92.593750                    6.09             6.17             6.30             6.54
92.625000                    6.08             6.16             6.29             6.54
92.656250                    6.08             6.16             6.29             6.53
92.687500                    6.08             6.16             6.29             6.53
92.718750                    6.08             6.16             6.28             6.53
92.750000                    6.07             6.15             6.28             6.52
92.781250                    6.07             6.15             6.28             6.52
92.812500                    6.07             6.15             6.27             6.51
92.843750                    6.07             6.14             6.27             6.51
92.875000                    6.06             6.14             6.27             6.50

WAL                         29.39            21.72            15.72            10.39
Mod Durn                    13.67            11.88             9.81             7.35
Principal Window    Jul34 - Oct35    Sep22 - Oct35    Oct16 - Oct35    Sep12 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                         25 CPR           30 CPR           40 CPR           50 CPR
                               Yield            Yield            Yield            Yield
92.375000                       7.03             7.41             8.12             8.94
92.406250                       7.03             7.40             8.11             8.93
92.437500                       7.02             7.39             8.09             8.91
92.468750                       7.01             7.39             8.08             8.90
92.500000                       7.01             7.38             8.07             8.88
92.531250                       7.00             7.37             8.06             8.87
92.562500                       6.99             7.36             8.05             8.85
92.593750                       6.99             7.35             8.04             8.84
92.625000                       6.98             7.34             8.03             8.82
92.656250                       6.97             7.34             8.01             8.81
92.687500                       6.97             7.33             8.00             8.79
92.718750                       6.96             7.32             7.99             8.77
92.750000                       6.95             7.31             7.98             8.76
92.781250                       6.95             7.30             7.97             8.74
92.812500                       6.94             7.29             7.96             8.73
92.843750                       6.93             7.29             7.95             8.71
92.875000                       6.93             7.28             7.93             8.70

WAL                             6.29             4.80             3.34             2.47
Mod Durn                        5.09             4.05             2.92             2.21
Principal Window       Nov10 - Jul14    Nov09 - Jul11    Sep08 - Sep09    Dec07 - Sep08

LIBOR_1MO                     4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.

CWALT05_57CB_FIN_3Grps - Price/Yield - 4A6

Countrywide Securities

Balance      $29,928,000.00     Delay            24              WAC(3)            6.0171              WAM(3)          360
Coupon       5.5                Dated            10/1/2005       NET(3)            5.7573              WALA(3)           0
Settle       10/28/2005         First Payment    11/25/2005      Contrib Wac       6.0186


Price                       0 CPR           10 CPR           15 CPR           20 CPR
                            Yield            Yield            Yield            Yield
97.062500                    5.78             5.85             5.88             5.90
97.093750                    5.78             5.85             5.87             5.90
97.125000                    5.77             5.84             5.87             5.89
97.156250                    5.77             5.84             5.87             5.89
97.187500                    5.77             5.84             5.86             5.88
97.218750                    5.76             5.83             5.86             5.88
97.250000                    5.76             5.83             5.85             5.88
97.281250                    5.76             5.82             5.85             5.87
97.312500                    5.76             5.82             5.85             5.87
97.343750                    5.75             5.82             5.84             5.86
97.375000                    5.75             5.81             5.84             5.86
97.406250                    5.75             5.81             5.83             5.86
97.437500                    5.75             5.81             5.83             5.85
97.468750                    5.74             5.80             5.83             5.85
97.500000                    5.74             5.80             5.82             5.84
97.531250                    5.74             5.80             5.82             5.84
97.562500                    5.74             5.79             5.82             5.83

WAL                         22.04            14.00            12.11            10.86
Mod Durn                    12.07             9.05             8.25             7.68
Principal Window    Nov15 - Oct35    Nov10 - Oct35    Nov10 - Oct35    Nov10 - Oct35

LIBOR_1MO                  4.0375           4.0375           4.0375           4.0375


Price                        25 CPR           30 CPR           40 CPR           50 CPR
                              Yield            Yield            Yield            Yield
97.062500                      5.92             5.99             6.18             6.38
97.093750                      5.92             5.98             6.18             6.37
97.125000                      5.91             5.98             6.17             6.36
97.156250                      5.91             5.97             6.16             6.35
97.187500                      5.90             5.97             6.15             6.34
97.218750                      5.90             5.96             6.15             6.33
97.250000                      5.90             5.96             6.14             6.32
97.281250                      5.89             5.95             6.13             6.31
97.312500                      5.89             5.95             6.12             6.30
97.343750                      5.88             5.94             6.11             6.29
97.375000                      5.88             5.94             6.11             6.28
97.406250                      5.87             5.93             6.10             6.27
97.437500                      5.87             5.93             6.09             6.26
97.468750                      5.86             5.92             6.08             6.25
97.500000                      5.86             5.92             6.08             6.24
97.531250                      5.86             5.91             6.07             6.23
97.562500                      5.85             5.91             6.06             6.22

WAL                            9.93             7.88             4.95             3.60
Mod Durn                       7.24             6.10             4.19             3.16
Principal Window      Nov10 - Oct35    Nov10 - Oct35    Sep09 - Nov12    Sep08 - Jul10

LIBOR_1MO                    4.0375           4.0375           4.0375           4.0375

         SWAP Mat   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   9YR  10YR
              Yld 3.240 3.587 3.782 3.942 4.081 4.204 4.307 4.406 4.485 4.564



All information contained in this communication was obtained from sources which Countrywide Securities Corporation believes to be accurate and complete, and is subject to change without prior notice. Neither Countrywide Securities Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. This communication (i) shall not constitute an offer to buy or sell any securities, (ii) is intended exclusively for the personal and confidential use of the individual or entity to which it is addressed, and (iii) may contain information that is proprietary, confidential, or legally privileged. If the recipient of this communication is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this communication, and any document(s) and information contained therein, in error, and that any use, disclosure, copying, printing, review, dissemination, or distribution, directly or indirectly, of all or any part of this communication, is strictly prohibited. If you have received this communication in error, please delete it and all copies from your system, destroy any hard copies and immediately notify the sender.